UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Rocky Mountain Chocolate Factory, Inc.
(Name of Registrant as Specified in its Charter)

AB VALUE PARTNERS, LP
AB VALUE MANAGEMENT LLC
BRADLEY RADOFF
ANDREW T. BERGER
RHONDA J. PARISH
MARK RIEGEL
SANDRA ELIZABETH TAYLOR
MARY KENNEDY THOMPSON

_______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AB VALUE PARTNERS, LP, AB VALUE MANAGEMENT LLC, BRADLEY RADOFF,
ANDREW T. BERGER, RHONDA J. PARISH, MARK RIEGEL, SANDRA ELIZABETH TAYLOR AND
MARY KENNEDY THOMPSON

September 13, 2021

Dear Fellow Stockholder:

AB Value Partners, LP, AB Value Management LLC, Bradley Radoff, Andrew T. Berger, Rhonda J. Parish, Mark Riegel, Sandra Elizabeth Taylor and Mary Kennedy Thompson (collectively, the “Concerned Shareholders of Rocky Mountain” or “we”) own an aggregate of 895,813 shares of common stock, $0.001 par value per share (the “Common Stock”), of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (the “Company”), representing approximately 14.63%1 of the Common Stock outstanding of the Company, making the Concerned Shareholders of Rocky Mountain, collectively, one of the Company’s largest stockholders. For the reasons set forth in the attached proxy statement, we believe changes to the composition of the Board of Directors of the Company (the “Board”) are necessary to ensure that the Company is being run in a manner consistent with your best interests.

We believe there is significant value to be realized at the Company. However, we are concerned that the Board is not taking appropriate action to execute upon the opportunities that we believe are available to drive stockholder value. For the reasons set forth in the attached proxy statement, we strongly believe that the Board must be reconstituted to ensure that the interests of the stockholders, the true owners of the Company, are appropriately represented in the boardroom.

We are seeking your support to (i) elect our director candidates, me, Andrew T. Berger, Rhonda J. Parish, Mark Riegel, Sandra Elizabeth Taylor and Mary Kennedy Thompson, to the Board and (ii) request that the Board redeem any previously-issued, and not adopt or extend any, poison pill, unless such adoption or extension has been submitted to a stockholder vote, as a separate ballot item, within the previous twelve months. We believe that our slate’s fresh perspectives and relevant industry experience would, if elected, allow us to revitalize the Company and allow the Company to realize its full potential. We further believe that our proposal will increase management accountability. We urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today.

If you have any questions or require any assistance with your vote, please contact InvestorCom LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,
/s/ Andrew T. Berger
Andrew T. Berger
AB Value Management LLC

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1        Ownership percentage is based on 6,124,288 shares of Common Stock outstanding as of August 12, 2021, as disclosed in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on September 9, 2021.

If you have any questions or need assistance in voting your BLUE proxy card, or need additional copies of the Concerned Shareholders of Rocky Mountain’s proxy materials, please contact:

19 Old Kings Highway S. — Suite 210
Darien, CT 06820
Toll Free (877) 972-0090
Banks and Brokers call collect (203) 972-9300
info@investor-com.com

ANNUAL MEETING OF STOCKHOLDERS
OF
ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

______________________________

PROXY STATEMENT
OF
AB VALUE PARTNERS, LP, AB VALUE MANAGEMENT LLC, BRADLEY RADOFF,
ANDREW T. BERGER, RHONDA J. PARISH, MARK RIEGEL,
SANDRA ELIZABETH TAYLOR AND MARY KENNEDY THOMPSON

______________________________

PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY

AB Value Partners, LP, AB Value Management LLC, Bradley Radoff, Andrew T. Berger, Rhonda J. Parish, Mark Riegel, Sandra Elizabeth Taylor and Mary Kennedy Thompson (collectively, the “Concerned Shareholders of Rocky Mountain” or “we”) own an aggregate of 895,813 shares of common stock, $0.001 par value per share (the “Common Stock”), of Rocky Mountain Chocolate Factory, Inc. (the “Company”), representing approximately 14.63% of the Common Stock outstanding of the Company. Stockholders who own the Common Stock as of the close of business on August 12, 2021 (the “Record Date”) will be entitled to vote at this year’s annual meeting of stockholders, scheduled to be held virtually via live webcast at https://meetnow.global/MPZUUMY, on October 6, 2021, at 10:00 a.m. (Mountain Time) (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). We therefore seek your support at the Annual Meeting for the following to:

1.      Elect seven directors for the Company’s Board of Directors (the “Board”), each to serve until the 2022 annual meeting of stockholders (the “2022 Annual Meeting”) and until his or her respective successor is duly elected and qualified, of which we have nominated five candidates: Andrew T. Berger, Rhonda J. Parish, Mark Riegel, Sandra Elizabeth Taylor and Mary Kennedy Thompson (each a “ Concerned Shareholder Candidate” and, collectively, the “Concerned Shareholder Candidates”);

2.      Ratify the selection of Plante & Moran PLLC (“Plante & Moran”) as the Company’s independent registered public accounting firm and its subsidiaries for the year ending February 28, 2022;

3.      Hold an advisory vote to approve the compensation of the Company’s named executive officers;

4.      Approve our proposal to request that the Board redeem any previously issued, and not adopt or extend any, poison pill, unless such adoption or extension has been submitted to a stockholder vote, as a separate ballot item, within the previous twelve months (the “Poison Pill Redemption Proposal”); and

5.      To transact other such business as may properly come before the Annual Meeting.

This proxy statement and the enclosed BLUE proxy card, which is being furnished by the Concerned Shareholders of Rocky Mountain and are first being given to stockholders on or about September 13, 2021 (this “Proxy Statement”), is seeking your support for the Concerned Shareholder Candidates and for the Poison Pill Redemption Proposal. There are currently seven directors serving on the Board, all of whom have terms expiring at the Annual Meeting. This proxy statement is soliciting proxies from stockholders to elect only our five director candidates to the Board. Accordingly, on the BLUE proxy card you will only be able to vote for five Board seats, not all seven Board seats up for election at the Annual Meeting. With respect to the election of directors, the enclosed BLUE proxy card may only be voted for the Concerned Shareholder Candidates and does not confer voting power with respect to any of the Company’s director nominees, except Mary Kennedy Thompson. Stockholders who return the BLUE proxy card will only be able to vote for our five director candidates. The enclosed BLUE proxy card will not confer the persons named as proxies with any discretionary authority to vote for the two additional director seats up for election. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company, voting in person at the Annual Meeting or otherwise providing valid voting instructions to the Company (including by telephone or Internet). Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. Because Mr. Berger and Ms. Thompson currently serve on the Board, your vote to elect the five Concerned Shareholder Candidates will have the legal effect of replacing up to three incumbent directors with Concerned Shareholder Candidates. Further, each of the Concerned Shareholders of Rocky Mountain in its proxy solicitation materials, including our proxy card, and the Company in its respective proxy solicitation materials, including its proxy card, is seeking authority to vote your shares for Mary Kennedy Thompson. If all five of the Concerned Shareholder Candidates are elected, they would represent a majority of the directors on the Board. There is no assurance that any of the Company’s nominees, except Mary Kennedy Thompson, will serve as directors if any or all of the Concerned Shareholder Candidates are elected. If the Concerned Shareholders of Rocky Mountain are successful in their proxy solicitation and any vacancies on the Board result from the election of the Concerned Shareholder Candidates, due to resignations or otherwise, the Concerned Shareholder Candidates presently intend to recommend to the Board that the Board evaluate decreasing the size of the Board to eliminate such vacancies or conducting a search to fill any such vacancies with independent directors.

The Company has not communicated to any member of the Concerned Shareholders of Rocky Mountain that the Poison Pill Redemption Proposal was delivered untimely or was otherwise deficient. However, based on the omission of the Poison Pill Redemption Proposal from the Company’s definitive proxy statement and WHITE proxy card filed with the SEC, the Concerned Shareholders of Rocky Mountain believe that as a result of such omission, stockholders will only be able to vote on the Poison Pill Redemption Proposal by voting on the BLUE proxy card. The Concerned Shareholders of Rocky Mountain have neither discussed with nor made any inquires to the Company about the Company’s reasons or justification, legal or otherwise, for omitting the Poison Pill Redemption Proposal from the Company’s definitive proxy statement.

The participants in this solicitation intend to vote their shares (the “Concerned Shareholder Shares”) “FOR” the election of the Concerned Shareholder Candidates, “FOR” the ratification of the selection of Plante & Moran as the Company’s independent registered public accounting firm, “AGAINST” the approval of the compensation of the Company’s named executive officers and “FOR” the Poison Pill Redemption Proposal.

Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company’s proxy statement, as of the Record Date, there were 6,124,288 shares of Common Stock issued and outstanding as of the Record Date and eligible to vote. The principal executive offices of the Company are located at 265 Turner Drive, Durango, Colorado 81303.

The Concerned Shareholders of Rocky Mountain urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated BLUE proxy card or by voting in person at the Annual Meeting.

If your shares are registered in more than one name, the BLUE proxy card should be signed and dated by all such persons to ensure that all shares are voted for the Concerned Shareholder Candidates and for the Poison Pill Redemption Proposal.

Holders of record of shares of Common Stock on the Record Date are urged to submit a proxy, even if such shares have been sold after that date. The number of shares of Common Stock outstanding as of the Record Date is disclosed in the Company’s proxy statement. Each share of Common Stock is entitled to one vote at the Annual Meeting.

THE SOLICITATION IS BEING MADE BY THE CONCERNED SHAREHOLDERS of Rocky Mountain AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH THE CONCERNED SHAREHOLDERS of Rocky Mountain ARE NOT MADE AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE CONCERNED SHAREHOLDERS of Rocky Mountain URGE YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE CONCERNED SHAREHOLDER CANDIDATES AND FOR THE POISON PILL REDEMPTION PROPOSAL.

YOU MAY HAVE ALREADY RECEIVED, OR WILL SOON RECEIVE, A PROXY CARD FROM THE COMPANY. PLEASE RETURN ONLY THE ENCLOSED BLUE PROXY CARD AND DO NOT RETURN ANY COMPANY PROXY CARD UNDER ANY CIRCUMSTANCES. IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE COMPANY’S MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY CARD IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

This Proxy Statement and BLUE proxy card are available at
www.icommaterials.com/RMCF

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. The Concerned Shareholders of Rocky Mountain urge you to sign, date, and return the enclosed BLUE proxy card today to vote “FOR” the election of the Concerned Shareholder Candidates, “FOR” the auditor ratification proposal, “AGAINST” the approval of the compensation of the Company’s named executive officers and “FOR” the Poison Pill Redemption Proposal.

•        If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to the Concerned Shareholders of Rocky Mountain, in care of InvestorCom LLC (“InvestorCom”), in the enclosed postage-paid envelope today.

•        If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker, trustee or other representative cannot vote your shares of Common Stock on your behalf without your instructions.

•        Depending upon your broker, trustee or other representative, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for the Concerned Shareholder Candidates only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions or need assistance in voting your BLUE proxy card, or need additional copies of the Concerned Shareholders of Rocky Mountain’s proxy materials, please contact InvestorCom at the phone number listed below:

19 Old Kings Highway S. — Suite 210
Darien, CT 06820
Toll Free (877) 972-0090
Banks and Brokers call collect (203) 972-9300
info@investor-com.com

REASONS FOR THE SOLICITATION

We own approximately 14.63% of the Common Stock. As such a large stockholder, we are disappointed with the performance of the Company, its management, including the actions of certain Board members, its strategy and its operations. We believe the Company’s shares are undervalued and there is significant potential in the Company’s assets, people, markets and business relationships. However, the Company, in our view, has simply failed to capitalize on this potential to create value for stockholders. We believe the Company has a misguided strategy, a history of poor execution and that certain members of the Board are conflicted, ineffective, and reactive, rather than proactive. Though the Company has recently made some changes, we believe a further change in the Board’s composition is needed to ensure objective, independent and experienced oversight of the Company’s management, strategy and operations by a Board who will be proactive in moving the Company forward. In our view, stockholders cannot expect the Company to perform better in the future than it has in the past without further change, beginning in the boardroom.

•        Corporate Governance and Director Independence

Basic principles of corporate governance dictate that directors should act in the best interests of the Company and its stockholders, and that proper procedures and processes should be followed by directors when taking action on behalf of the Company. Further, no single director (or group of directors) may act alone on behalf of the Company without proper authorization — the Board must act as a collective body or properly delegate its authority. Certain current Board members do not proactively seek out best governance practices absent a contested Annual Meeting.

We believe that certain members of the Board are not acting proactively to move the Company forward and build stockholder value. While changes to the Company’s Board and management, including the resignation of former director Scott Capdevielle, the separation of the chairman and CEO roles and the engagement of search firms to assist with identifying director and CEO candidates, seem to be a step in the right direction, the Company failed to disclose in any of its press releases that AB Value had been requesting those exact changes privately for months, and in the instance of Board refreshment, AB Value had been requesting that change be made for over a year. We firmly believe that the announced changes were in direct reaction to input from AB Value and current director Andrew Berger. In particular, the Company’s press release issued July 21, 2021 omits that, more than one month earlier, AB Value suggested to the Board that the Chairperson and CEO roles be separated, that a management transition should commence immediately and that legacy directors needed to step down.

A majority of the Board members, therefore, appeared to wish to take credit for matters which, to our knowledge, they never gave serious consideration absent Mr. Berger’s advocacy as a director and recent public pressure from large stockholders. We believe that certain Board members are reactive, and that the Company cannot afford to wrap itself in the cloak of good governance only when it benefits certain incumbent directors. In order for the Company to progress and maximize stockholder value, we believe that the Board should be reconstituted with a majority of stockholder-approved independent directors with the expertise and experience to proactively move the Company forward.

•        Poison Pill

On March 1, 2015, the Company adopted, without stockholder approval, a poison pill labeled as a “Rights Agreement.” The poison pill is not set to expire until March 1, 2025, ten years after its adoption. In effect, the poison pill allows the Board to arrogate to itself the sole right to determine what price a potential buyer must pay to acquire the Company. We believe this poison pill materially injures stockholders by reducing management accountability and could facilitate entrenchment of incumbent directors.

PROPOSAL 1

ELECTION OF NOMINEES

The Board is currently composed of seven directors, each with terms expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect the five highly qualified Concerned Shareholder Candidates. Accordingly, on the BLUE proxy card you will only be able to vote for five Board seats, not all seven Board seats up for election at the Annual Meeting. Because Mr. Berger and Ms. Thompson currently serve on the Board, your vote to elect the five Concerned Shareholder Candidates will have the legal effect of replacing up to three incumbent directors with Concerned Shareholder Candidates. Further, each of the Concerned Shareholders of Rocky Mountain in its proxy solicitation materials, including our proxy card, and the Company in its respective proxy solicitation materials, including its proxy card, is seeking authority to vote your shares for Mary Kennedy Thompson. If all five of the Concerned Shareholder Candidates are elected, they would represent a majority of the directors on the Board. In the event that the Concerned Shareholder Candidates comprise less than a majority of the Board following the Annual Meeting, there can be no assurance that any actions or changes proposed by the Concerned Shareholder Candidates will be adopted or supported by the full Board.

We are soliciting proxies to elect only the Concerned Shareholder Candidates listed herein. Accordingly, the BLUE proxy card may only be voted for the Concerned Shareholder Candidates and does not confer voting power with respect to any of the Company’s director nominees, except Mary Kennedy Thompson.

We believe that the Concerned Shareholder Candidates recommended by the Concerned Shareholders of Rocky Mountain are best positioned to serve the Company and our fellow stockholders. ACCORDINGLY, THE CONCERNED SHAREHOLDERS of Rocky Mountain RECOMMEND THAT YOU VOTE “FOR” THE ELECTION OF EACH AND ALL OF THE CANDIDATES ON THE BLUE PROXY CARD.

THE CONCERNED SHAREHOLDER CANDIDATES

Name	Age	Principal Occupation
Andrew T. Berger	48	Managing Member of AB Value Management LLC
Rhonda J. Parish	65	Retired
Mark Riegel	41	President and CEO of FroDo Baking Company, LLC
Sandra Elizabeth Taylor	70	President and Chief Executive Officer of Sustainable Business International LLC
Mary Kennedy Thompson	58	Chief Operating Officer of Neighborly Brands

We believe the Concerned Shareholder Candidates have the experience and qualifications to address the Company’s strategic, operational and governance deficiencies and possess the skill sets required to address the Company’s current needs:

Andrew Berger

Mr. Berger, age 48, has two decades of experience in investment analysis, investment management and business consulting. From March 1998 through January 2002, Mr. Berger served as Equity Analyst for Value Line, Inc. Since February 2002, Mr. Berger has served as President of Walker’s Manual, Inc., an investment publisher that he transformed into a business consulting company whose clients have included public and private companies. Since 2011, Mr. Berger has been the Managing Member of AB Value Management LLC, which serves as the General Partner of AB Value Partners, LP, an investment partnership which focuses on long-term investments in undervalued equities. From October 2015 to July 2021, Mr. Berger served as a director of Image Sensing Systems, Inc. (“Image Sensing Systems”), which during such time was a Nasdaq listed company that engaged in the development and marketing of video and radar image processing products for use in traffic applications. Mr. Berger was appointed Executive Chairman of the Board of Directors of Image Sensing Systems in June 2016 and remained in such role until July 2021, at which time Image Sensing Systems completed an internal reorganization whereby Autoscope Technologies Corporation succeeded Image Sensing Systems as a Nasdaq listed company. Since July 2021, Mr. Berger has served as both Executive Chairman of the Board of Directors and Chief Executive Officer of Autoscope Technologies Corporation. Since May 2017, Mr. Berger has been Chief Executive Officer of Cosi, Inc., a fast-casual restaurant chain that operates more than 60 domestic and international company-owned and franchised restaurants. In 2020, Cosi, Inc. filed for Chapter 11 protection under the federal bankruptcy laws, but it has since withdrawn its filing. Mr. Berger has served as a member of the Board since his election by the Company’s stockholders at the Company’s 2019 annual meeting of stockholders. Pursuant to the Cooperation Agreement, the Company nominated Mr. Berger for election as a director at the 2019 and 2020 annual meetings of the Company’s stockholders. He earned a B.S. in Business Administration with a concentration in finance from Monmouth University. We believe Mr. Berger’s investment management experience and experience within the food and franchising industry qualify him to serve as a director of the Company.

Rhonda J. Parish

Ms. Parish, age 65, is a restaurant executive with over thirty years of experience in the retail and restaurant industries. Most recently, she was Chief Legal Officer and Secretary at Ruby Tuesday, Inc., owner, operator and franchisor of casual dining restaurants, from March 2015 to February 2018, with leadership responsibilities for the legal, risk management, quality assurance and corporate secretary functions. Along with the Chairman of the Board of Directors she led Ruby Tuesday through its exploration of strategic alternatives, which resulted in the sale of the company from public to private ownership. Previously, she held executive positions with Einstein Noah Restaurant Group, a bagel shop operator, in Lakewood, CO from 2010 to January 2015, Denny’s Corporation (and its predecessor companies), franchisor and operator of franchised full-service restaurant chains, in Spartanburg, SC from 1995 to June 2008 and Walmart Stores, Inc., a retail corporation, in Bentonville, AR from September 1983 to 1994. Prior board service has included membership on the United States Chamber of Commerce Board of Directors and the board of directors of both the Charles Lea Center and the Charles Lea Center Foundation in Spartanburg, SC. Ms. Parish also served on the Board of Directors of the Center for Legal Inclusiveness (“CLI”), a 501(c)(3) dedicated to advancing diversity in the legal profession by actively educating and supporting private and public sector legal organizations in their own individual campaigns to create cultures of inclusion, and was on the CLI Advisory Council. We believe Ms. Parish’s years of experience in the retail and restaurant industries qualify her to serve as a director of the Company.

Mark Riegel

Mr. Riegel, age 41, is a veteran of the confection industry. Since 2021, Mr. Riegel has served as the President and CEO of FroDo Baking Company, LLC. FroDo Baking Company is a national manufacturer and distributor of frozen dough products, as well as other baked goods, to leading retailers. Prior to his role as President and CEO of FroDo Baking Company, LLC, Mr. Riegel served as Vice President of Marketing for Russell Stover Chocolates, a supplier of candy and chocolate, from 2017 to 2020, where he had commercial accountability related to all marketing efforts for an over $500 million organization. In addition, he was selected to attend the Lindt & Sprungli Senior Leadership Program. From January 2014 to November 2017, Mr. Riegel served at various roles Ferrara Candy Company, a sweet snacking company, to include Vice President of Iconic Brands. From 2007 to 2014, Mr. Riegel served in various management positions with Kraft Foods Group. Mr. Riegel served as an Army Officer from 2002 to 2007. He earned his BS in Engineering at the United States Military Academy and completed an MBA at the Kellogg School of Management. We believe Mr. Riegel’s extensive business experience, especially with confection companies, qualifies him to serve as a director of the Company.

Sandra Elizabeth Taylor

Ms. Taylor, age 70, is a pioneer in corporate social responsibility and has served as the President and Chief Executive Officer of Sustainable Business International LLC, an independent consultancy she founded which specializes in environmental sustainability and social responsibility for global businesses, since 2008. Previously, Ms. Taylor served as Senior Vice President of Corporate Social Responsibility for Starbucks Corporation (NASDAQ: SBUX), the international coffee company and coffeehouse chain, from 2003 to 2008. From 1996 until 2003, Ms. Taylor served as Vice President and Director of Public Affairs for Eastman Kodak Company (NYSE: KODK), a technology company that produces imaging products with its historic basis on photography. She has also held senior leadership positions with a number of other organizations, including as Vice President of Public Affairs for ICI Americas, Inc., a manufacturer and distributor of chemical products, from 1987 to 1996, and as Executive Director of the European American Chamber of Commerce in the United States, from 1991 to 1992; and as Foreign Service Officer — International Economist, US Department of State. Ms. Taylor’s public company directorship experience includes service on the Board of Directors of Capella Education Company (NASDAQ: CPLA), an education services company, from 2006 to 2011, where she served on the Governance Committee and the Compensation Committee; and D.E. Master Blenders 1753 N.V. (SWX: DEMB), a European coffee and tea company, from 2012 until its sale to Joh. A. Benckiser GmbH in 2013. In addition, Ms. Taylor currently sits on the board of several non-profit organizations, including the Center for International Private Enterprise, since 1998, the Chesapeake Bay Foundation, since 2015; and Island Press since 2017. Ms. Taylor previously served on the board of the Mead Center — Arena Stage 2012 to 2017; Landesa Rural Development Institute, 2012 to 2018; the Seattle Public Library Foundation, from 2004 to 2008; the Public Affairs Council, from 1997 to 2003; the National Center for Asia-Pacific Economic Cooperation, from 2005 to 2009; the US Chamber of Commerce from 2001 to 2008; and the Women’s Leadership Board of the Kennedy School of Government at Harvard University, from 1998 to 2009. Ms. Taylor earned a Juris Doctor degree from Boston University School of Law, a Bachelor of Arts in French from Colorado Women’s College and a Masters in Business Administration from the Bordeaux School of Management — Wine MBA Program. We believe Ms. Taylor’s prior experience as a director of numerous public companies and business expertise qualify her to serve as a director of the Company.

Mary Kennedy Thompson

Ms. Thompson, age 58, is a veteran of the franchising industry. Ms. Thompson has served as a member of the Board since the conclusion of the 2019 annual meeting of the Company’s stockholders, and was nominated by the Company for election as a director at the Company’s 2019 and 2020 annual meetings of stockholders pursuant to the Cooperation Agreement. Since 2015, she has served as the Chief Operating Officer of Neighborly Brands (“Neighborly”), a service provider focused on repairing, maintaining and enhancing customers’ homes and businesses, where she oversees the ongoing business operations within the company. Neighborly is the holding company for 22 service-based franchise organizations focused on repairing, maintaining and enhancing homes and business properties. Neighborly provides a diverse array of specialty services through more than 3,700 franchised locations in ten countries with system-wide revenue of $1.8 billion in 2018. Prior to her appointment as Neighborly’s Chief Operating Officer, Ms. Thompson served as the President of Mr. Rooter Plumbing Corporation, a franchisor focused on independently owned and operated plumbing franchisees, from October 2006 to July 2015. From December 1994 to October 2006, Ms. Thompson served as the President of and held other various leadership positions (including being a multi-unit franchisee) with Cookies by Design, a franchise concept specializing in customized cookie gifts produced at mall-based retail locations. Ms. Thompson served as an Officer in the United States Marine Corps from December 1985 to April 1993. She earned her B.A. in English from the University of Texas at Austin and completed the mini MBA Program in franchise management at the University of St. Thomas College of Business. We believe Ms. Thompson’s extensive business experience, especially with franchised companies, qualifies her to serve as a director of the Company.

A certified franchise executive by the International Franchise Association (“IFA”), Ms. Thompson has received the Bonny Levine Award for leadership by the IFA and was the U.S. Business Review Editor’s Choice for top Executives of the Year.

The principal business address of Mr. Berger is 208 Lenox Ave., #409, Westfield, NJ 07090. The principal business address of Ms. Thompson is 1010 N. University Parks Dr., Waco, TX 76707. The principal business address of Mr. Riegel is 11709 Roe Ave. Ste D239, Leawood, KS 66211. The principal business address of Ms. Taylor is 1909 Waterfront Place, #201, Pittsburgh, PA 15222. The principal business address of Ms. Parish is c/o AB Value, 208 Lenox Ave., #409, Westfield, NJ 07090.

As of the date hereof, Mr. Berger, as managing member of AB Value Management LLC, may be deemed to beneficially own 460,189 shares of Common Stock. As of the date hereof, Ms. Thompson beneficially owns 2,000 shares of Common Stock. Other than Mr. Berger and Ms. Thompson, the Concerned Shareholder Candidates do not own any shares of Common Stock. All transactions by the Participants (as defined below) in this solicitation during the past two years are described in Annex A.

Each Concerned Shareholder Candidate may be deemed to be a member of a group (the “Group”) with the other Participants for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Concerned Shareholder Candidate specifically disclaims beneficial ownership of shares of Common Stock that he or she does not directly own. For information regarding purchases and sales of securities of the Company during the past two years by the members of the Group, see Annex A.

AB Value Management LLC and AB Value Partners, LP have entered into letter agreements pursuant to which it and its affiliates have agreed to indemnify each Concerned Shareholder Candidate against certain claims arising from the proposed nomination and this solicitation and any related transactions. On August 15, 2021, AB Value Management LLC, AB Value Partners, LP, Bradley Radoff and the Concerned Shareholder Candidates entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, (i) each of the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, (ii) each of the parties agreed to solicit proxies for the election of the Concerned Shareholder Candidates to the Board at the Annual Meeting and (iii) AB Value Management LLC, together with AB Value Partners, LP, agreed to bear all expenses incurred in connection with such solicitation, aside from certain legal costs related to Mr. Radoff’s review of certain materials.

AB Value Management LLC and AB Value Partners, LP have agreed to pay the costs of soliciting proxies in connection with the Annual Meeting.

If elected, the Concerned Shareholder Candidates will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors.

Other than as described in this Proxy Statement, there are no arrangements or understandings between the members of the Concerned Shareholders of Rocky Mountain or any other person or persons pursuant to which the nomination of the Concerned Shareholder Candidates described herein is to be made, other than the consent by each Concerned Shareholder Candidate to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. No Concerned Shareholder Candidate is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Each Concerned Shareholder Candidate presently is, and if elected as a director of the Company, each of the Concerned Shareholder Candidates would, in our view, be, an “independent director” within the meaning of (i) Nasdaq listing standards applicable to Board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Concerned Shareholder Candidate is a member of the Company’s Compensation, Nominating or Audit Committee that is not independent under any such committee’s applicable independence standards.

As non-employee directors of the Company, Mr. Berger and Ms. Thompson receive certain compensation from the Company based on the Company’s director compensation policy. For fiscal year 2021, Ms. Thompson received 2,000 shares of Common Stock and each of Mr. Berger and Ms. Thompson received $31,100 in connection with their service on the Board and on Board committees. Mr. Berger did not receive any stock awards as part of his compensation.

Each of the Concerned Shareholder Candidates has consented to being named in this Proxy Statement and has agreed to serve as a director, if elected. The information herein concerning name, age and employment and material occupations, positions or officers of the Concerned Shareholder Candidates for the last five years has been furnished by each of the Concerned Shareholder Candidates. Except as described in this Proxy Statement, none of the Concerned Shareholder Candidates beneficially owns any Common Stock.

There are currently seven directors serving on the Board, all of whom have terms expiring at the Annual Meeting. This proxy statement is soliciting proxies from stockholders to elect only our five director candidates to the Board. Accordingly, on the BLUE proxy card you will only be able to vote for five Board seats, not all seven Board seats up for election at the Annual Meeting. With respect to the election of directors, the enclosed BLUE proxy card may only be voted for the Concerned Shareholder Candidates and does not confer voting power with respect to any of the Company’s director nominees, except Mary Kennedy Thompson. Stockholders who return the BLUE proxy card will only be able to vote for our director candidates. The enclosed BLUE proxy card will not confer the persons named as proxies with any discretionary authority to vote for the two additional director seats up for election. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company, voting in person at the Annual Meeting or otherwise providing valid voting instructions to the Company (including by telephone or Internet). Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. Because Mr. Berger and Ms. Thompson currently serve on the Board, your vote to elect the five Concerned Shareholder Candidates will have the legal effect of replacing up to three incumbent directors with Concerned Shareholder Candidates. Further, each of the Concerned Shareholders of Rocky Mountain in its proxy solicitation materials, including our proxy card, and the Company in its respective proxy solicitation materials, including its proxy card, is seeking authority to vote your shares for Mary Kennedy Thompson. If all five of the Concerned Shareholder Candidates are elected, they would represent a majority of the directors on the Board. There is no assurance that any of the Company’s nominees, except Mary Kennedy Thompson, will serve as directors if any or all of the Concerned Shareholder Candidates are elected. If the Concerned Shareholders of Rocky Mountain are successful in their proxy solicitation and any vacancies on the Board result from the election of the Concerned Shareholder Candidates, due to resignations or otherwise, the Concerned Shareholder Candidates presently intend to recommend to the Board that the Board evaluate decreasing the size of the Board to eliminate such vacancies or conducting a search to fill any such vacancies with independent directors.

The Concerned Shareholders of Rocky Mountain do not expect that any of the Concerned Shareholder Candidates will be unable to stand for election or for good cause will not serve as a director, but if any vacancy in the slate of the Concerned Shareholder Candidates occurs for any reason (including if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the Concerned Shareholder Candidates), the shares represented by the BLUE proxy card received by the Concerned Shareholders of Rocky Mountain and not properly revoked will be voted for the substitute nominee(s) properly nominated by the Concerned Shareholders of Rocky Mountain in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and any other applicable laws and, if applicable, the Bylaws. We reserve the right to nominate additional person(s), in accordance with the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

If the Concerned Shareholders of Rocky Mountain lawfully identify or nominate substitute nominee(s) before the Annual Meeting, the Concerned Shareholders of Rocky Mountain will file an amended proxy statement that identifies the substitute nominee(s), discloses whether such nominee(s) have consented to being named in the revised proxy statement and includes all disclosure requirements required by Schedule 14A with respect to such substitute nominee(s).

There can be no assurance that if the Concerned Shareholder Candidates are elected, they will be able to successfully carry out the Concerned Shareholders of Rocky Mountain’s outlined plan to maximize stockholder value.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE CONCERNED SHAREHOLDER CANDIDATES ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN SHARES FOR THIS PROPOSAL.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has retained Plante & Moran as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2022. Plante & Moran has been retained as the Company’s independent auditor continuously since 2004. The Company is submitting the appointment of Plante & Moran for ratification by the stockholders at the Annual Meeting.

As disclosed in the Company’s proxy statement, stockholder approval is not required to appoint Plante & Moran as the Company’s independent registered public accounting firm, but the Company is submitting the selection of Plante & Moran to stockholders for ratification as a matter of sound corporate governance. If the stockholders fail to ratify the selection, the Company has indicated that the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

WE RECOMMEND YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PLANTE & MORAN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2022. WE INTEND TO VOTE THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN SHARES “FOR” THIS PROPOSAL.

PROPOSAL 3

ADVISORY VOTE ON THE COMPENSATION OF THE
COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to cast an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement in accordance with the SEC’s rules (commonly referred to as “Say-on-Pay”).

According to the Company’s proxy statement, the Company will request that stockholder vote to approve, on a non-binding, advisory basis, the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in the Company’s proxy statement.”

As further disclosed by the Company, the vote on this resolution is advisory, which means that it is not binding on the Company, the Board or the Compensation Committee of the Board. If stockholders fail to approve the compensation of the Company’s named executive officers, the Company has indicated that it will review the voting results and will take into account the outcome of the vote when considering future decisions concerning its named executive officer compensation and related executive compensation programs. We encourage all stockholders to review the Company’s disclosures related to this proposal in the Company’s proxy statement in detail.

WE RECOMMEND YOU VOTE “AGAINST” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. WE INTEND TO VOTE THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN SHARES “AGAINST” THIS PROPOSAL.

PROPOSAL 4

ADVISORY VOTE ON REDEMPTION OF POISON PILL

The Concerned Shareholders of Rocky Mountain are asking stockholders to indicate their support for the Poison Pill Redemption Proposal to assure that the Board redeems any poison pill it has adopted or extended prior to the Annual Meeting, unless the poison pill was submitted for stockholder approval within 12 months of the poison pill’s adoption. Accordingly, the Concerned Shareholders of Rocky Mountain are asking stockholders to vote for the following resolution:

“RESOLVED, that the stockholders of the Corporation urge the Board to redeem any poison pill previously issued and not adopt or extend any poison pill unless such adoption or extension has been submitted to a stockholder vote, as a separate ballot item, within 12 months.”

We have submitted the Poison Pill Redemption Proposal for consideration at the Annual Meeting because we believe that poison pills can insulate management at the expense of stockholders. On March 1, 2015, the Company adopted, without stockholder approval, a poison pill labeled as a “Rights Agreement.” We believe this poison pill injures stockholders by reducing management accountability. The poison pill is not set to expire until March 1, 2025, and absent Board intervention, the rights become exercisable when a person or group acquires a beneficial interest of 15% or more of the outstanding Common Stock. In effect, the poison pill allows the Board to arrogate to itself the sole right to determine what price a potential buyer must pay to acquire the Company. However, the power of stockholders to accept an offer by a potential bidder provides an important check and balance on management and the Board in their stewardship of the stockholders’ interests. Because we believe that the poison pill dramatically curtails stockholders’ rights, stockholders should have a meaningful right to vote on the necessity of adopting such an entrenchment device.

While the proposal is of an advisory nature and is not binding on the Company, the Concerned Shareholders of Rocky Mountain believe the support of the proposal by a majority of stockholders who attend the Annual Meeting in person or by proxy would serve as a strong signal to the Board that stockholders demand a right to vote on devices that significantly and adversely affect their rights.

The Company has not communicated to any member of the Concerned Shareholders of Rocky Mountain that the Poison Pill Redemption Proposal was delivered untimely or was otherwise deficient. However, based on the omission of the Poison Pill Redemption Proposal from the Company’s definitive proxy statement and WHITE proxy card filed with the SEC, the Concerned Shareholders of Rocky Mountain believe that as a result of such omission, stockholders will only be able to vote on the Poison Pill Redemption Proposal by voting on the BLUE proxy card. The Concerned Shareholders of Rocky Mountain have neither discussed with nor made any inquires to the Company about the Company’s reasons or justification, legal or otherwise, for omitting the Poison Pill Redemption Proposal from the Company’s definitive proxy statement.

WE RECOMMEND YOU VOTE ON THE BLUE PROXY CARD
“FOR” THE ADVISORY VOTE CALLING FOR THE REDEMPTION
OF ANY POISON PILL PREVIOUSLY ADOPTED OR EXTENDED BY THE COMPANY.
WE INTEND TO VOTE THE CONCERNED SHAREHOLDERS OF ROCKY
MOUNTAIN’S SHARES “FOR” THIS PROPOSAL.

WHO CAN VOTE AT THE ANNUAL MEETING

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. If you were a stockholder of record on the Record Date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sell such shares after the Record Date.

The Record Date for determining stockholders entitled to notice of and to vote at the Annual Meeting is August 12, 2021. Stockholders of the Company as of the Record Date are entitled to one vote at the Annual Meeting for each share of Common Stock held on the Record Date. Based on publicly available information, we believe that the only issued and outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock. As of the Record Date, 6,124,288 shares of Common Stock were outstanding.

HOW TO VOTE BY PROXY

To elect the Concerned Shareholder Candidates to the Board, promptly complete, sign, date and return the enclosed BLUE proxy card in the enclosed postage-paid envelope. Whether you plan to attend the Annual Meeting or not, we urge you to complete and return the enclosed BLUE proxy card. Please contact our proxy solicitor, InvestorCom, toll-free at (877) 972-0090 if you require assistance in voting your shares or need additional copies of our proxy materials.

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the BLUE proxy card but do not make any specific choices, your proxy will vote your shares as follows:

•        “FOR” the election of the Concerned Shareholder Candidates to the Board: Andrew T. Berger, Rhonda J. Parish, Mark Riegel, Sandra Elizabeth Taylor and Mary Kennedy Thompson

•        “FOR” the ratification of the appointment of Plante & Moran as the Company’s independent registered public accounting firm for fiscal year ending February 28, 2022

•        “AGAINST” the advisory vote to approve the compensation of the Company’s named executive officers

•        “FOR” the Poison Pill Redemption Proposal to request that the Board redeem any poison pill previously issued and not adopt or extend any poison pill unless submitted to a stockholder vote

Rule 14a-4(c)(3) of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies. It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement. If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting to the extent permitted by Rule 14a-4(c)(3), your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached BLUE proxy card. At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the BLUE proxy card on your behalf. You should also sign, date and return the voting instruction that your broker or banker sends you (or, if applicable, vote by following the instructions supplied to you by your brokerage firm or bank, including voting by telephone or via the Internet). Please do this for each account you maintain to ensure that all of your shares are voted.

A large number of brokerage firms and banks are participating in a program that allows eligible stockholders to vote by telephone or via the Internet. If a stockholder’s brokerage firm or bank is participating in the telephone voting program or Internet voting program, then such brokerage firm or bank will provide the stockholder with instructions for voting by telephone or the Internet on the voting form. Telephone and Internet voting procedures, if available through a stockholder’s brokerage firm or bank, are designed to authenticate stockholders’ identities to allow stockholders to give their voting instructions and to confirm that their instructions have been properly recorded. Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies. If a stockholder’s brokerage firm or bank does not provide the stockholder with a voting form, but the stockholder instead receives our BLUE proxy card, then such stockholder should mark our BLUE proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, the Concerned Shareholders of Rocky Mountain believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the Concerned Shareholder Candidates, “FOR” the ratification of Plante & Moran as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2022, “AGAINST” the approval of the Company’s named executive officer compensation, and “FOR” the Poison Pill Redemption Proposal.

As discussed in further detail in the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate seven candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only the five Concerned Shareholder Candidates. Accordingly, on the BLUE proxy card you will only be able to vote for five Board seats, not all seven Board seats up for election at the Annual Meeting. Further, each of the Concerned Shareholders of Rocky Mountain in its proxy solicitation materials, including our proxy card, and the Company in its respective proxy solicitation materials, including its proxy card, is seeking authority to vote your shares for Mary Kennedy Thompson. Accordingly, with respect to the election of directors, the enclosed BLUE proxy card may only be voted for the Concerned Shareholder Candidates and does not confer voting power with respect to the Company’s nominees, except for Mary Kennedy Thompson. Stockholders who return the BLUE proxy card will only be able to vote for our five director candidates. The enclosed BLUE proxy card does not confer the persons named as proxies with any discretionary authority to vote for the two additional director seats up for election. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. Because Mr. Berger and Ms. Thompson currently serve on the Board, your vote to elect the five Concerned Shareholder Candidates will have the legal effect of replacing up to three incumbent directors with Concerned Shareholder Candidates. If all five of the Concerned Shareholder Candidates are elected, they would represent a majority of the directors on the Board. There is no assurance that any of the Company’s nominees, except Mary Kennedy Thompson, will serve as directors if any or all of the Concerned Shareholder Candidates are elected. If the Concerned Shareholders of Rocky Mountain are successful in their proxy solicitation and any vacancies on the Board result from the election of the Concerned Shareholder Candidates, due to resignations or otherwise, the Concerned Shareholder Candidates presently intend to recommend to the Board that the Board evaluate decreasing the size of the Board to eliminate such vacancies or conducting a search to fill any such vacancies with independent directors.

While we currently intend to vote all of the Concerned Shareholders of Rocky Mountain Shares beneficially owned by the Concerned Shareholders of Rocky Mountain in favor of the election of the Concerned Shareholder Candidates, we reserve the right to vote some or all of the Concerned Shareholders of Rocky Mountain Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Concerned Shareholders of Rocky Mountain Shares for some or all of the Company’s nominees in the event it were to become apparent to us, based on the projected voting results at such time, that by voting the Concerned Shareholders of Rocky Mountain Shares we could help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed BLUE proxy card will be voted at the Annual Meeting as marked.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The presence at the Annual Meeting, in person, or by means of remote communication, or by proxy, of the holders of a majority of the total votes entitled to be cast constitutes a quorum.

Abstentions and withheld votes are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. However, in contested elections, brokers do not have discretionary authority to vote on any proposals to be voted on at such meetings, whether routine or not. Because the Concerned Shareholders of Rocky Mountain have provided notice to the Company that it has nominated the Concerned Shareholder Candidates as a competing slate of directors in opposition to the Board’s nominees, the Annual Meeting is expected to constitute a contested election. Accordingly, brokers will not be permitted to vote shares held by a beneficial holder at the Annual Meeting without instructions from the beneficial holder as to how the shares are to be voted, and shares that are held by a broker who has not received instructions from the beneficial owner as to how such shares are to be voted will not be counted as present at the Annual Meeting for the purpose of determining a quorum.

If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.

VOTES REQUIRED FOR APPROVAL

Election of Directors — The Company has adopted a plurality vote standard for all director elections. Members are elected by a plurality of votes cast, in person, or by means of remote communication or by proxy, at the Annual Meeting. This means that the seven director nominees receiving the highest number of affirmative votes cast in person or by means of remote communication, or by proxy at the Annual Meeting will be elected as directors. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Neither withheld votes nor a broker non-vote will count as a vote cast “FOR” or “WITHHOLD” a director nominee. Therefore, withheld votes and broker non-votes will have no direct effect on the outcome of the election of directors.

Ratification of the Selection of Accounting Firm — The affirmative vote of the holders of a majority of the votes cast, in person, or by means of remote communication, or by proxy, at the Annual Meeting is required for the ratification of the selection of Plante & Moran as the Company’s independent accounting firm for the fiscal year ending February 28, 2022. Abstentions and broker non-votes are not counted as votes cast in favor or against these proposals and will therefore have no effect on the proposal.

Advisory (Non-Binding) Vote to Approve Named Executive Officer Compensation — The affirmative vote of the holders of a majority of the votes cast, in person, or by means of remote communication, or by proxy, at the Annual Meeting is required for the approval of the Company’s named executive officer compensation. Abstentions and broker non-votes are not counted as votes cast in favor or against these proposals and will therefore have no effect on the proposal.

Advisory (Non-Binding) Vote to Approve the Redemption of the Poison Pill — The advisory (non-binding) vote to approve redemption of any poison pill the Company has adopted or extended prior to the Annual Meeting, unless the poison pill was submitted to stockholder approval within 12 months of the poison pill’s adoption, requires the affirmative vote of a majority of votes cast, in person, or by means of remote communication, or by proxy, at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast in favor or against these proposals and will therefore have no effect on the proposal.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If properly executed, your BLUE proxy card will be voted as directed and in the discretion of the herein named attorneys and proxies or their substitutes to the extent permitted by Rule 14a-4(c)(3) with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Concerned Shareholders of Rocky Mountain a reasonable time before this solicitation.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the virtual Annual Meeting and voting in person (although, attendance at the virtual Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Concerned Shareholders of Rocky Mountain in care of InvestorCom at the address set forth on the back cover of this Proxy Statement or to the Corporate Secretary of the Company at Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, CO 81303, Attn: Corporate Secretary, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to the Concerned Shareholders of Rocky Mountain in care of InvestorCom at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the votes cast at the Annual Meeting. Additionally, InvestorCom may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Concerned Shareholder Candidates.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE CONCERNED SHAREHOLDER
CANDIDATES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE
ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Concerned Shareholders of Rocky Mountain. Proxies may be solicited by mail, press releases and other public statements, electronic communications, telephone, fax, internet and in-person meetings, as and to the extent permitted by applicable law.

The Concerned Shareholders of Rocky Mountain have retained InvestorCom to solicit proxies in connection with the Annual Meeting. InvestorCom may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries and will employ approximately 25 people in its effort. The Concerned Shareholders of Rocky Mountain have agreed to reimburse InvestorCom for its reasonable expenses and to pay its fees in connection with the proxy solicitation. The Concerned Shareholders of Rocky Mountain have agreed to indemnify InvestorCom against certain liabilities arising out of or in connection with the engagement. It is currently expected that the fees payable to InvestorCom in connection with this proxy solicitation will not exceed $50,000.

In addition to the costs related to the engagement of InvestorCom, costs related to this solicitation of proxies include expenditures for printing, postage, legal services and other related items.

The entire expense of soliciting proxies is being borne by the Concerned Shareholders of Rocky Mountain. Costs of this solicitation of proxies are currently estimated to be approximately $400,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). The Concerned Shareholders of Rocky Mountain estimate that through the date hereof its expenses in connection with this solicitation are approximately $200,000. To the extent legally permissible, if the Concerned Shareholders of Rocky Mountain are successful in its proxy solicitation, then the Concerned Shareholders of Rocky Mountain intend to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. The Board, which will consist of all five Concerned Shareholder Candidates, if all are elected, and two of the Company’s nominees, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its stockholders. The Concerned Shareholders of Rocky Mountain do not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

Under the applicable SEC regulations, AB Value Partners, LP, AB Value Management LLC, Bradley Radoff, Andrew T. Berger, Rhonda J. Parish, Mark Riegel, Sandra Elizabeth Taylor and Mary Kennedy Thompson (collectively, the “Participants”) are each a participant in solicitation of proxies from the Company’s stockholders to vote in favor of the election of the Concerned Shareholder Candidates to the Board and the approval of the Poison Pill Redemption Proposal.

Additional information regarding the purchases and sales of securities of the Company during the past two years by the Participants is set forth on Annex A to this Proxy Statement and is incorporated into this Proxy Statement by reference. Information in this Proxy Statement about each Participant was provided by that Participant.

The principal business address of Mr. Berger, AB Value Management LLC and AB Value Partners, LP is 208 Lenox Ave., #409, Westfield, NJ 07090. Mr. Berger is a citizen of the United States of America.

The principal business address of Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098 Mr. Radoff is a citizen of the United States of America.

The principal business address of Mr. Riegel is 11709 Roe Ave. Ste D239, Leawood, KS 66211. Mr. Riegel is a citizen of the United States of America.

The principal business address of Ms. Taylor is 1909 Waterfront Place, #201, Pittsburgh, PA 15222. Ms. Taylor is a citizen of the United States of America.

The principal business address of Ms. Parish is c/o AB Value, 208 Lenox Ave., #409, Westfield, NJ 07090. Ms. Parish is a citizen of the United States of America.

The principal business address of Ms. Thompson is 1020 N. University Parks Dr., Waco, Texas 76707. Ms. Thompson is a citizen of the United States of America.

The principal business of AB Value Partners is investing in securities. The principal business of AB Value Management is to manage AB Value Partners. The principal occupation of Mr. Radoff is serving as a private investor based in Houston, Texas. The principal occupation of Mr. Berger is serving as the managing member of AB Value Management. The principal occupation of Ms. Thompson is serving as the Chief Operating Officer of Neighborly Brands, a service provider focused on repairing, maintaining and enhancing customers’ homes and businesses. The business address of Neighborly Brands is 1020 North University Parks Drive, Waco, TX 76707. The principal occupation of Mr. Riegel is serving as the President and CEO of FroDo Baking Company, LLC, a national manufacturer and distributor of frozen dough products, as well as other baked goods, to leading retailers. The business address of FroDo Baking Company is 94 E Union Ave, East Rutherford, NJ 07073. The principal occupation of Ms. Taylor is serving as the President and Chief Executive Officer of Sustainable Business International LLC, an independent consultancy she founded which specializes in environmental sustainability and social responsibility for global businesses. The business address of Sustainable Business International LLC is 1909 Waterfront Place #201, Pittsburgh, PA 15222. The principal occupation of Ms. Parish is serving as a restaurant executive, most recently being the Chief Legal Officer and Secretary at Ruby Tuesday, Inc., owner, operator and franchisor of casual dining restaurants.

Pursuant to letter agreements, AB Value Management LLC and AB Value Partners, LP have agreed to indemnify each of the Concerned Shareholder Candidates against claims arising from their solicitation and any related transactions.

As of the date hereof, each of the Participants in this solicitation, as members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, are deemed to beneficially own an aggregate of 895,813 shares of Common Stock of the Company, representing approximately 14.63% of the Common Stock outstanding as of the Record Date and consisting of the following:

(1)    224,855 shares held directly by AB Value Partners, LP

(2)    460,189 shares held beneficially by AB Value Management LLC, 235,334 shares of which are held in a managed account

(3)    433,624 shares held directly by Mr. Radoff.

(4)    2,000 shares held directly by Ms. Thompson.

By virtue of the relationships among the Participants discussed above and the formation by them of a Section 13(d) group, such group is deemed to beneficially own the 895,813 shares owned in the aggregate by AB Value, Mr. Radoff, Mr. Berger and Ms. Thompson.

On December 3, 2019, the Corporation and AB Value Management entered into a Cooperation Agreement (the “Cooperation Agreement”) pursuant to which, among other things, the Corporation agreed to nominate Mr. Berger and Ms. Thompson for election to the Board at the 2019 and 2020 annual meetings of the Company’s stockholders. The Cooperation Agreement remained in effect until the date that was fifteen days prior to the beginning of the Company’s advance notice period for the nomination of directors at the Annual Meeting. Pursuant to the Cooperation Agreement, AB Value Management agreed to customary standstill provisions and a voting commitment for the duration of the Cooperation Agreement.

Except as set forth in this Proxy Statement (including the Annexes hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its respective associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years is a parent, subsidiary or other affiliate of the Company. Except as set forth in this Proxy Statement (including the Annexes hereto), (i) there are no material proceedings to which any Participant or any of his, her or its respective associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

The Concerned Shareholders of Rocky Mountain have not paid any compensation to Messrs. Berger or Riegel or Mses. Parish, Taylor or Thompson as a result of their becoming nominees of the Concerned Shareholders of Rocky Mountain at the Annual Meeting. There are no other arrangements or understandings with Messrs. Berger or Riegel or Mses. Parish, Taylor or Thompson, other than as set forth herein.

OTHER MATTERS AND ADDITIONAL INFORMATION

The Concerned Shareholders of Rocky Mountain are unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which the Concerned Shareholders of Rocky Mountain are not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion to the extent permitted by Rule 14a-4(c).

STOCKHOLDER PROPOSALS

The information set forth below regarding the procedures for submitting stockholder proposals and director nominations for consideration at the 2022 Annual Meeting is based on information contained in the Company’s proxy statement filed with the SEC. The inclusion of this information in this Proxy Statement should not be construed as an admission by the Concerned Shareholders of Rocky Mountain that such procedures are legal valid or binding.

Proposals of stockholders intended to be presented at the 2022 Annual Meeting must, in order to be included in the Company’s proxy statement and the form of proxy for the 2022 Annual Meeting pursuant to Rule 14a-8, be received by the Company’s Corporate Secretary at 265 Turner Drive, Durango, Colorado 81303 by May 12, 2022, unless the date of the Company’s next annual meeting of stockholders is more than 30 days before or after October 6, 2022, in which case the proposal must be received a reasonable time before the Company begins to print and send its proxy materials.

If a stockholder wishes to nominate one or more director candidates to be included in the Company’s proxy statement for the next annual meeting of stockholders through the Company’s proxy access Bylaw provision, the Company must receive proper written notice of the nomination not later than 120 days or earlier than 150 days before the anniversary date that the Company’s definitive proxy statement was first released to stockholders in connection with the Annual Meeting, or between April 12, 2022 and May 12, 2022. In the event that the next annual meeting of stockholders is more than 30 days before or after October 6, 2022, the notice must be delivered no earlier than the 150th day prior to such meeting and no later than the 120th day prior to such meeting or the 10th day following the date on which public announcement of the meeting date is first made.

Under the Bylaws, notice by any stockholder intending to present any proposal or director nomination at the 2022 Annual Meeting must be given in writing to the Company’s Corporate Secretary and received at the Company’s principal executive offices no later than June 26, 2022, nor no earlier than July 26, 2022 (subject to certain exceptions if the 2022 Annual Meeting is advanced or delayed a certain number of days or the Board size is increased and no public announcement is made naming all of the nominees for director or specifying the size of the increase).

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, THE EFFECT OF CHANGE OF CONTROL PROVISIONS IN CERTAIN OF THE COMPANY’S MATERIAL AGREEMENTS AND HOUSEHOLDING OF PROXY MATERIALS. SEE THE SECTION OF THIS PROXY STATEMENT TITLED “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY. WE DO NOT MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THE COMPANY’S PROXY STATEMENT.

The information concerning the Company contained in this Proxy Statement and the Annexes attached hereto has been taken from, or is based upon, publicly available information.

AB Value Partners, LP

September 13, 2021

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is reprinted from the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on September 9, 2021.**

The table sets forth information, as of August 12, 2021, with respect to the shares of Common Stock beneficially owned (i) by each person known to the Company to be the beneficial owner of more than 5% of our Common Stock, (ii) by each director, (iii) by each named executive officer set forth in the Summary Compensation Table and (iv) by all of the Company’s directors and executive officers as a group. As of August 12, 2021, 6,124,288 shares of Common Stock were outstanding.

The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days of August 12, 2021 through the vesting of RSUs, or through the conversion of another security. For purposes of calculating each person’s or group’s percentage ownership, shares of Common Stock issuable upon the vesting of RSUs or through conversion of another security within 60 days of August 12, 2021 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.

Unless otherwise indicated, the address for each director and named executive officer listed below is c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
5% Stockholders:
Affiliates of AB Value Management LLC	895,813	(1)(6)**	14.63%**
FMR LLC	504,970	(2)	8.2%
Global Value Investment Corp	496,096	(3)(5)	8.1%
Renaissance Technologies LLC	486,617	(4)	7.9%
Directors, Director Nominees and Named Executive Officers:
Rahul Mewawalla	2,000		*
Bryan J. Merryman	84,793		1.4%
Gabriel Arreaga	—		* %
Elisabeth B. Charles	—		* %
Franklin E. Crail	456,753		7.5%
Jeffrey R. Geygan	496,096	(5)	8.1%
Brett P. Seabert	4,131		*
Mary K. Thompson	2,000	(1)	*
Andrew T. Berger	767,189	(1)(6)	12.5%
Edward L. Dudley	45,396		*
Gregory L. Pope	68,290		1.1%
All current executive officers and directors as a group (12 persons)	1,451,622	(1)(3)(5)(6)(7)	23.7%

____________

*        Less than 1%

**      The ownership information of the Affiliates of AB Value Management LLC has been updated since the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on September 9, 2021. This footnote and the corresponding information marked with ** is not reprinted from the Company’s proxy statement.

(1)      Based solely on the information contained in a filing on Schedule 13D/A filed with the SEC on August 27, 2021 (the “AB Value Schedule 13D”). On August 17, 2021, AB Value Partners, AB Value, Bradley L. Radoff (“Mr. Radoff”), Andrew T. Berger (“Mr. Berger”), Mary K. Thompson (“Ms. Thompson”), Mark Riegel (“Mr. Riegel”), Sandra E. Taylor (“Ms. Taylor”) and Rhonda J. Parish (“Ms. Parish,” and, together with Messrs. Berger and Riegel and Mses. Thompson and Taylor, the “AB Value Nominees” and, the AB Value Nominees, together with AB Value Partners, AB Value and Mr. Radoff, the “AB Value Reporting Persons”) filed a Schedule 13D/A with the SEC, which indicated, among other things, that on August 15, 2021, the AB Value Reporting Persons entered into the AB Value / Radoff Joint Filing and Solicitation Agreement, and that the AB Value Reporting Persons had formed a group in accordance with Rule 13d-1(k)(1)(iii) under the Exchange Act. According to the AB Value Schedule 13D, (i) AB Value Partners had shared voting and dispositive power over, and total beneficial ownership regarding, 224,855 shares of common stock; (ii) AB Value had shared voting and dispositive power over, and total beneficial ownership regarding, 460,189 shares of common stock; (iii) Mr. Radoff had shared voting and dispositive power over, and total beneficial ownership regarding, 305,000 shares of common stock; (iv) Mr. Berger had shared voting and dispositive power over, and total beneficial ownership regarding, 460,189 shares of common stock; (v) Ms. Thompson had shared voting and dispositive power over, and total beneficial ownership regarding, 2,000 shares of common stock; (vi) Mr. Riegel had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock; (vii) Ms. Taylor had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock; and (viii) Ms. Parish had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock. The address of each of AB Value Partners, AB Value and Mr. Berger is 208 Lenox Avenue, #409, Westfield, New Jersey 07090. The address of Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098. Subsequent to August 12, 2021, Mr. Radoff acquired an additional 128,624** shares of Common Stock. The address of Ms. Thompson is 1010 N. University Parks Drive, Waco, Texas 76707. The address of Mr. Riegel is 11709 Roe Avenue, Suite D239, Leawood, Kansas 66211. The address of Ms. Taylor is 1909 Waterfront Place, #201, Pittsburgh, Pennsylvania 15222. The address of Ms. Parish is c/o AB Value, 208 Lenox Avenue, #409, Westfield, New Jersey 07090.

(2)      Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 8, 2021. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(3)      Based on the information contained in a filing on Schedule 13D/A filed with the SEC on August 16, 2021. The address of Global Value Investment Corp. is 1433 N. Water Street, Suite 549, Milwaukee, Wisconsin 53202.

(4)      Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 11, 2021. The shares are beneficially owned by Renaissance Technologies LLC and its affiliate, Renaissance Technologies Holdings Corporation. The address of Renaissance Technologies LLC and its affiliates is 800 Third Avenue, New York, New York 10022.

(5)      Mr. Geygan, as chief executive officer and principal of Global Value Investment Corp., may be deemed to beneficially own an aggregate 486,096 shares of common stock through Global Value Investment Corp., including shares of common stock that may be deemed to be indirectly beneficially owned by Global Value Investment Corp. See footnote 3. Mr. Geygan also owns 10,000 shares directly through a revocable trust.

(6)      Mr. Berger, as managing member of AB Value Management LLC, may be deemed to beneficially own the shares set forth in the Schedule 13D/A filed with the SEC on August 17, 2021. See footnote 1.

(7)      Includes 95,996 shares held within the Rocky Mountain Chocolate Factory, Inc. 401(K) Plan as of August 12, 2021.

YOUR VOTE IS IMPORTANT

1.      Your proxy is important no matter how few shares of Common Stock you own. Be sure to vote on the BLUE proxy card. The Concerned Shareholders of Rocky Mountain urge you NOT to sign any proxy card sent to you by the Company or any other party.

2.      If you have already submitted a proxy card to the Company for the Annual Meeting, you may change your vote to a vote “FOR” the election of the Concerned Shareholder Candidates by signing, dating and returning the enclosed BLUE proxy card, which must be dated after any proxy card you may previously have submitted to the Company. Only your latest dated proxy card will count at the Annual Meeting.

3.      If any of your shares are held in the name of a bank, broker or other nominee, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending on your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please contact the person responsible for your account and direct him or her to vote on the BLUE proxy card “FOR” the election of the Concerned Shareholder Candidates.

4.      If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one BLUE proxy card. We encourage you to vote each BLUE proxy card that you receive.

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT. PLEASE VOTE FOR Andrew T. Berger, Rhonda J. Parish, Mark Riegel, Sandra Elizabeth Taylor and Mary Kennedy Thompson BY SIGNING, DATING AND RETURNING THE BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. ONLY YOUR LATEST DATED PROXY COUNTS. EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD TO THE COMPANY, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY SIGNING, DATING, AND MAILING THE ENCLOSED BLUE PROXY CARD OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

PLEASE CALL IF YOU HAVE QUESTIONS

If you have any questions or require any assistance in voting your BLUE proxy card or need additional copies of the Concerned Shareholders of Rocky Mountain’s proxy materials, please contact:

19 Old Kings Highway S. — Suite 210
Darien, CT 06820
Toll Free (877) 972-0090
Banks and Brokers call collect (203) 972-9300
info@investor-com.com

IT IS IMPORTANT THAT YOU RETURN YOUR BLUE PROXY CARD PROMPTLY.
PLEASE SIGN AND DATE YOUR BLUE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY.

ANNEX A

Transactions in Company Securities

Information relating to any transactions in securities of the Company by the Participants during the past two years is reflected in the table below. None of AB Value Partners, LP, AB Value Management LLC, Mr. Berger, Mr. Riegel, Ms. Parish or Ms. Taylor have engaged in any transactions in securities of the Company during the past two years.

Participant	Date of Purchase/Sale	Number of Shares of the Common Stock	Transaction Type
Bradley Radoff	06/18/2021	7,477	Open Market Purchase
	06/21/2021	5,950	Open Market Purchase
	06/21/2021	33,008	Open Market Purchase
	06/22/2021	10,407	Open Market Purchase
	06/23/2021	14,000	Open Market Purchase
	06/23/2021	17,954	Open Market Purchase
	06/23/2021	13,158	Open Market Purchase
	06/24/2021	9,479	Open Market Purchase
	06/25/2021	13,211	Open Market Purchase
	06/28/2021	6,356	Open Market Purchase
	06/29/2021	5,417	Open Market Purchase
	06/30/2021	3,000	Open Market Purchase
	07/01/2021	8,592	Open Market Purchase
	07/02/2021	5,406	Open Market Purchase
	07/06/2021	3,000	Open Market Purchase
	07/07/2021	8,585	Open Market Purchase
	07/09/2021	11,423	Open Market Purchase
	07/12/2021	3,577	Open Market Purchase
	07/14/2021	4,001	Open Market Purchase
	07/15/2021	17,344	Open Market Purchase
	07/16/2021	5,000	Open Market Purchase
	07/19/2021	13,655	Open Market Purchase
	07/20/2021	2,000	Open Market Purchase
	08/12/2021	3,000	Open Market Purchase
	08/23/2021	11,407	Open Market Purchase
	08/24/2021	3,594	Open Market Purchase
	08/26/2021	10,000	Open Market Purchase
	08/31/2021	34,999	Open Market Purchase
	09/01/2021	1,889	Open Market Purchase
	09/07/2021	12,448	Open Market Purchase
	09/08/2021	25,663	Open Market Purchase
	09/09/2021	28,624	Open Market Purchase
Mary Kennedy Thompson	03/02/2021	2,000	Award of Common Stock

Annex A-1

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY CARD
ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF

AB VALUE PARTNERS, LP
AB VALUE MANAGEMENT LLC
BRADLEY RADOFF
ANDREW T. BERGER
RHONDA J. PARISH
MARK RIEGEL
SANDRA ELIZABETH TAYLOR
MARY KENNEDY THOMPSON

IN OPPOSITION TO THE BOARD OF DIRECTORS
OF
ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

____________________________

THIS PROXY IS SOLICITED ON BEHALF OF AB VALUE

THE BOARD OF DIRECTORS OF ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
IS NOT SOLICITING THIS PROXY

PROXY

The undersigned appoints AB Value Management LLC and Andrew Berger, and each of them acting individually or in the absence of others, attorneys and proxies with full power of substitution and re-substitution to vote all shares of common stock of Rocky Mountain Chocolate Factory, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company scheduled to be virtually held at via live webcast at https://meetnow.global/MPZUUMY on October 6, 2021, beginning at 10:00 a.m. (Mountain Time), and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes to the extent permitted by Rule 14a-4(c)(3) with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Concerned Shareholders of Rocky Mountain a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2, “AGAINST” PROPOSAL 3, AND “FOR” PROPOSAL 4.

This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒ Please mark vote as in this example

THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN RECOMMEND A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3 AND “FOR” PROPOSAL 4

1.      THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN’S PROPOSAL TO ELECT DIRECTORS:

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT WRITTEN BELOW
Nominees:	Andrew T. Berger Rhonda J. Parish Mark Riegel Sandra Elizabeth Taylor Mary Kennedy Thompson	[ ]	[ ]	[ ]

The Concerned Shareholders of Rocky Mountain intend to use this proxy to vote “FOR” Andrew T. Berger, Rhonda J. Parish, Mark Riegel, Sandra Elizabeth Taylor and Mary Kennedy Thompson. Each of the Concerned Shareholders of Rocky Mountain in its proxy solicitation materials, including this proxy card, and the Company in its respective proxy solicitation materials, including its proxy card, is seeking authority to vote your shares for Mary Kennedy Thompson. The Concerned Shareholders of Rocky Mountain do not expect that any of the nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, the Concerned Shareholders of Rocky Mountain have reserved the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

NOTE: If you do not wish for your shares to be voted “FOR” a particular Concerned Shareholders of Rocky Mountain nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the Concerned Shareholder Candidate(s) you do not support on the line below. Your shares will be voted for the remaining Concerned Shareholder Candidate(s).

_______________________________________________________________________

2.      COMPANY’S PROPOSAL TO RATIFY THE SELECTION OF PLANTE & MORAN PLLC AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.      COMPANY’S PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.      THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN’S PROPOSAL TO REDEEM PREVIOUSLY ISSUED POISON PILLS AND REQUIRE STOCKHOLDER APPROVAL OF POISON PILLS:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

5.      TO TRANSACT OTHER SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

DATED: ______________________________________

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN PERSONALLY. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. IF A CORPORATION OR PARTNERSHIP, PLEASE SIGN IN FULL CORPORATE OR PARTNERSHIP NAME BY AUTHORIZED OFFICER.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

ANNUAL MEETING NOTICE:

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 6, 2021

YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS

Please forward your voting instructions as soon as possible using one of the following methods:

Available 24 Hours – 7 Days a Week

VOTE BY TELEPHONE	VOTE BY INTERNET
Using a touch-tone telephone, call the toll-free number which appears on the top left corner of your enclosed Voting Instruction Form. Just follow these four easy steps:	Go to website: WWW.PROXYVOTE.COM Just follow these four easy steps:

1.      Read the Concerned Shareholders of Rocky Mountain’s Proxy Statement and enclosed Voting Instruction Form.

2.      Call the toll-free number located on the top left corner of your Voting Instruction Form.

3.      Enter your 12-digit Control Number located on your Voting Instruction Form.

4.      Follow the simple recorded instructions.

Please vote your shares with “Opposition.” The Concerned Shareholders of Rocky Mountain are identified as “Opposition.”

1.      Read the Concerned Shareholders of Rocky Mountain’s Proxy Statement and enclosed Voting Instruction Form.

2.      Go to website www.proxyvote.com.

3.      Enter your 12-digit Control Number located on your Voting Instruction Form.

4.      Follow the simple recorded instructions.

Please vote your shares with “Opposition.” The Concerned Shareholders of Rocky Mountain are identified as “Opposition.”

If you vote by telephone or Internet, do not return your Voting Instruction Form.
Thank you for your vote!